UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Michael W. Stockton

The Growth Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Growth Fund of America® Annual report for the year ended August 31, 2018

We believe in
discovering long-term
growth opportunities
around the world on
behalf of our investors.

The Growth Fund of America seeks to provide you with growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	15.30%	13.20%	11.71%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.62% for Class A shares as of the prospectus dated November 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

10	Financial statements

34	Board of trustees and other officers

Fellow investors:

Buoyed by strong equity markets around the globe, The Growth Fund of America (GFA) returned 23.49% for the fiscal year ended August 31, 2018. This return includes a dividend payment of 25 cents a share during the period, as well as a onetime capital gains distribution of just over $3.23 a share.

By way of comparison, the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 19.66% over the same period. The fund’s return also surpassed that of two of the four Lipper peer indexes commonly used in comparisons.

As you can see in the table below, the fund’s long-term results continue to surpass the fund’s primary index benchmark and are comparable to its peers. As we’ve done for decades, we remain committed to the value of long-term investing, and we encourage our investors and their financial advisors to take a similar approach in working toward their financial goals.

Investment results analysis

The Growth Fund of America’s investment professionals seek opportunities primarily in growth- or capital appreciation-oriented equity securities of companies domiciled in the United States, with a portion of the portfolio also held in overseas equities. The fund’s international holdings, discovered and evaluated via bottom-up fundamental research, added to the fund’s long-term results.

Nine of the fund’s top 10 securities, in terms of percentage of total assets, contributed to the fund’s positive return during the fiscal year. Amazon, the fund’s largest holding, saw a 105.25% return for the period, with the third-largest holding,

Results at a glance

Total returns for periods ended August 31, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Growth Fund of America (Class A shares)	23.49%	15.56%	10.88%	13.79%
Standard & Poor’s 500 Composite Index[2]	19.66	14.52	10.86	11.16
Lipper Large-Cap Growth Funds Index[3]	25.46	16.12	11.29	—	[4]
Lipper Growth Funds Index[3]	23.86	15.24	10.90	10.29
Lipper Large-Cap Core Funds Index[3]	18.39	13.06	9.74	—	[4]
Lipper Capital Appreciation Funds Index[3]	19.27	12.99	9.59	10.98

[1]	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[3]	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.
[4]	This index was not in existence when CRMC began managing the fund.

The Growth Fund of America	1

The New Geography of Investing®

Where a company does business can be more important than where it’s located. The charts below show the countries and regions where The Growth Fund of America’s equity investments are located and where the revenue is generated.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	88%	100%
■	Canada	1	—
■	Europe	6	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	— *	—
■	Emerging markets	4	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	60%	62%
■	Canada	2	2
■	Europe	12	10
■	Japan	3	3
■	Asia-Pacific ex. Japan	1	3
■	Emerging markets	22	20
	Total	100%	100%

*	Amount less than 1%.

Source: Capital Group (as of August 31, 2018).

Compared with the S&P 500 Index as a percent of net assets.

Netflix, returning 110.45%. On the other hand, semiconductor manufacturer Broadcom, the fund’s 10th-largest holding, declined 13.11%.

It’s worth noting that the fund’s top five holdings — Amazon, Alphabet (Google), Netflix, Facebook and Microsoft — are among the leading companies in the information technology and consumer discretionary sectors, and represent a large share of the fund’s total assets. While we are aware of the potential concerns of this concentration in a group of stocks that have already done well, we currently remain comfortable with these companies’ fundamentals and opportunities for continued growth.

Overall, consumer discretionary shares helped the fund’s returns, while energy stocks and certain financials, particularly those related to mortgage lending, held back results for the period compared to the benchmark index.

Roughly 10.9% of the fund’s holdings were based overseas, and another 7.4% were held in cash and short-term securities, leaving about 81.7% in domestic equities. These percentages aren’t predetermined, but rather reflect the managers’ best thinking about individual equities, no matter where they reside. The fund’s cash holdings allow managers to take advantage of potential investment opportunities as they arise, and can provide a buffer against volatility and uncertain markets as well.

2	The Growth Fund of America

The road ahead

The markets over the past year were largely driven by very strong earnings from large U.S. corporations, helped along by a growing economy, federal tax cuts and lessened government regulations across a number of industries. All these factors have combined to boost investor confidence, and have overshadowed the potential negative impacts of global trade disputes and geopolitical upheavals.

We continue to monitor and analyze the evolving trade tensions between the United States and the rest of the world, for better and for worse, and the political issues these can create. As of this writing, we do not believe these concerns will assert themselves over more positive market fundamentals — but would caution that the landscape for both continues to shift rapidly.

It seems rational to assume we’re in the later innings of a record-setting (by length of time) economic expansion and bull market — but as baseball fans know, sometimes ballgames can last a long time. We will continue to monitor both economic and political news, and adjust accordingly, but we also remain committed to our continued search for potential long-term investments on behalf of our shareholders. Our robust research-driven process has stood the test of time, and we believe it can continue to help long-term shareholders meet their financial goals.

We thank you, as always, for your continued support of The Growth Fund of America, and look forward to reporting to you in six months.

Cordially,

Donald D. O’Neal

Christopher D. Buchbinder

Anne-Marie Peterson

Co-Presidents

October 10, 2018

For current information about the fund, visit americanfunds.com.

The Growth Fund of America	3

The value of a long-term perspective

**Average annual total returns based on a $1,000 investment (for periods ended August 31, 2018)***

| | 1 year | 5 years | 10 years |
|---|---|---|---|
| Class A shares | 16.39% | 14.20% | 10.22% |

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$3,000,000
1,000,000
600,000
300,000
100,000
60,000
30,000
10,000
7,000

| Year ended August 31 | 1974[7] | 1975 | 1976 | 1977 | 1978 | 1979 | 1980 | 1981 | 1982 | 1983 | 1984 | 1985 | 1986 | 1987 | 1988 | 1989 | 1990 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| (dollars in thousands) | | | | | | | | | | | | | | | | | |
| Dividends reinvested | – | $ .4 | .3 | – | .3 | – | .3 | .5 | 1.7 | 2.3 | 1.6 | 1.2 | 1.0 | 1.4 | 1.5 | 1.7 | 3.6 |
| Value at year-end | $7.9 | 9.8 | 11.2 | 12.4 | 20.1 | 23.6 | 31.5 | 35.4 | 38.6 | 56.4 | 56.8 | 64.5 | 83.0 | 109.7 | 98.0 | 136.5 | 123.2 |
| Total return | (21.3)% | 24.4 | 14.0 | 10.9 | 62.7 | 17.2 | 33.5 | 12.3 | 9.1 | 46.1 | 0.8 | 13.5 | 28.6 | 32.3 | (10.7) | 39.3 | (9.8) |

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $163,923 and reinvested capital gain distributions of $1,173,171.
[4]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[5]	Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

4	The Growth Fund of America

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, The Growth Fund of America has done demonstrably better than its relevant benchmark.

The Growth Fund of America	5

Summary investment portfolio August 31, 2018

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Amazon	6.37%
Alphabet	5.15
Netflix	4.16
Facebook	4.04
Microsoft	3.40
UnitedHealth Group	2.80
Home Depot	1.81
Berkshire Hathaway	1.60
EOG Resources	1.58
Broadcom	1.52

Common stocks 92.09%	Shares	Value (000)
Information technology 28.40%
Alphabet Inc., Class C1	5,375,762	$6,548,699
Alphabet Inc., Class A1	2,978,670	3,669,126
Facebook, Inc., Class A1	45,623,900	8,017,488
Microsoft Corp.	59,984,100	6,738,014
Broadcom Inc.	13,797,488	3,022,064
Mastercard Inc., Class A	13,055,200	2,814,179
ASML Holding NV (New York registered)	6,758,000	1,385,728
ASML Holding NV	5,637,728	1,149,387
Taiwan Semiconductor Manufacturing Co., Ltd.	147,735,000	1,231,325
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,743,800	381,230
ServiceNow, Inc.[1]	7,951,766	1,561,409
Activision Blizzard, Inc.	19,793,300	1,427,097
Visa Inc., Class A	9,670,100	1,420,441
Alibaba Group Holding Ltd. (ADR)[1]	7,939,100	1,389,422
Samsung Electronics Co., Ltd.	26,602,000	1,157,855
Arista Networks, Inc.[1]	3,555,431	1,063,003
Square, Inc., Class A1	10,859,000	962,542
Intel Corp.	19,630,000	950,681
FleetCor Technologies, Inc.[1]	4,369,700	933,980
Other securities		10,503,336
		56,327,006

Consumer discretionary 20.25%
Amazon.com, Inc.[1]	6,277,056	12,633,893
Netflix, Inc.[1,2]	22,453,371	8,255,655
Home Depot, Inc.	17,839,890	3,581,715
NIKE, Inc., Class B	32,604,890	2,680,122
Booking Holdings Inc.[1]	752,470	1,468,483
Charter Communications, Inc., Class A1	4,322,200	1,341,611
Comcast Corp., Class A	26,958,900	997,210
Lowe’s Companies, Inc.	8,433,000	917,089
Other securities		8,287,319
		40,163,097

Health care 14.65%
UnitedHealth Group Inc.	20,674,205	5,550,197
AbbVie Inc.	28,716,441	2,756,204
Illumina, Inc.[1,2]	7,357,441	2,610,641
Thermo Fisher Scientific Inc.	9,082,000	2,171,506
Abbott Laboratories	30,824,531	2,060,312
Regeneron Pharmaceuticals, Inc.[1]	2,994,500	1,218,013
Amgen Inc.	5,990,840	1,197,030
Humana Inc.	3,498,000	1,165,743
Boston Scientific Corp.[1]	28,275,000	1,005,459
Stryker Corp.	5,447,725	923,008
Teva Pharmaceutical Industries Ltd. (ADR)	39,963,533	915,564

6	The Growth Fund of America

	Shares	Value (000)
Vertex Pharmaceuticals Inc.[1]	4,855,557	$895,365
Gilead Sciences, Inc.	11,464,540	868,210
Other securities		5,721,256
		29,058,508

Financials 7.34%
Berkshire Hathaway Inc., Class A1	6,971	2,201,442
Berkshire Hathaway Inc., Class B1	4,634,508	967,314
Wells Fargo & Co.	25,915,000	1,515,509
American International Group, Inc.	25,242,273	1,342,132
Other securities		8,526,143
		14,552,540

Energy 6.43%
EOG Resources, Inc.	26,445,908	3,126,700
Concho Resources Inc.[1,2]	16,205,850	2,222,632
Pioneer Natural Resources Co.	6,024,000	1,052,393
Diamondback Energy, Inc.[2]	7,831,000	948,177
Other securities		5,415,362
		12,765,264

Industrials 5.05%
Airbus SE, non-registered shares	9,623,913	1,187,026
CSX Corp.	14,770,000	1,095,343
TransDigm Group Inc.[1,2]	2,661,000	931,350
Other securities		6,801,250
		10,014,969

Consumer staples 2.91%
Philip Morris International Inc.	18,742,496	1,459,853
Costco Wholesale Corp.	6,008,817	1,400,836
Other securities		2,903,823
		5,764,512

Materials 2.52%
DowDuPont Inc.	16,642,435	1,167,134
Other securities		3,824,330
		4,991,464

Other 1.18%
Other securities		2,350,204

Miscellaneous 3.36%
Other common stocks in initial period of acquisition		6,664,658

Total common stocks (cost: $94,672,180,000)		182,652,222

Preferred securities 0.31%
Financials 0.31%
Other securities		621,232

Total preferred securities (cost: $692,975,000)		621,232

Rights & warrants 0.14%
Financials 0.14%
Other securities		276,136

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		14,150

Total rights & warrants (cost: $113,114,000)		290,286

The Growth Fund of America	7

Convertible stocks 0.06%	Shares	Value (000)
Consumer discretionary 0.06%
Other securities		$115,393

Total convertible stocks (cost: $114,350,000)		115,393

Short-term securities 7.70%	Principal amount (000)
Federal Home Loan Bank 1.88%–2.13% due 9/4/2018–1/9/2019	$5,924,296	5,909,537
Freddie Mac 1.92%–2.09% due 9/19/2018–1/18/2019	1,143,800	1,139,499
U.S. Treasury Bills 1.85%–2.22% due 9/6/2018–5/23/2019	6,338,300	6,307,733
Other securities		1,914,211

Total short-term securities (cost: $15,269,723,000)		15,270,980
Total investment securities 100.30% (cost: $110,862,342,000)		198,950,113
Other assets less liabilities (0.30)%		(603,893)

Net assets 100.00%		$198,346,220

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $184,034,000, which represented .09% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $145,317,000, an aggregate cost of $130,100,000, and which represented ..08% of the net assets of the fund) were acquired from 5/7/2015 to 5/22/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes securities (with an aggregate value of $1,767,608,000, which represented .89% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended August 31, 2018, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 8/31/2018 (000)
Common stocks 9.53%
Information technology 0.44%
Paycom Software, Inc.[1]	3,135,516	—	—	3,135,516	$—	$252,440	$—	$486,381
CommScope Holding Co., Inc.[1]	12,327,945	—	—	12,327,945	—	(16,889)	—	390,673
FleetCor Technologies, Inc.[1,3]	4,522,700	118,000	271,000	4,369,700	11,797	301,232	—	—
ServiceNow, Inc.[1,3]	3,700,000	6,491,000	2,239,234	7,951,766	56,445	576,121	—	—
Worldpay, Inc., Class A1,3,4	6,695,787	4,379,213	5,583,197	5,491,803	78,048	223,908	—	—
								877,054
Consumer discretionary 4.19%
Netflix, Inc.[1]	23,435,808	1,604,900	2,587,337	22,453,371	361,441	3,888,121	—	8,255,655
Sturm, Ruger & Co., Inc.	932,460	—	—	932,460	—	18,323	1,026	61,030
BorgWarner Inc.[3]	10,607,259	—	5,451,559	5,155,700	(3,247)	8,201	4,708	—
AutoNation, Inc.[1,3]	6,000,000	—	5,500,000	500,000	149,371	(130,981)	—	—
MGM Resorts International[3]	29,550,000	2,429,313	23,584,313	8,395,000	284,896	(292,500)	9,486	—
ServiceMaster Global Holdings, Inc.[1,3]	6,877,000	—	1,439,000	5,438,000	16,957	59,415	—	—

8	The Growth Fund of America

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 8/31/2018 (000)
Ulta Beauty, Inc.[1,3]	3,095,000	—	930,000	2,165,000	$(38,431)	$121,819	$—	$—
Aramark[3]	11,995,000	1,080,000	3,750,000	9,325,000	5,374	(3,833)	5,098	—
								8,316,685
Health care 1.94%
Illumina, Inc.[1]	8,001,089	1,354,096	1,997,744	7,357,441	210,451	989,958	—	2,610,641
Bluebird Bio, Inc.[1]	2,253,153	2,891,707	—	5,144,860	—	95,230	—	865,880
Ultragenyx Pharmaceutical Inc.[1]	2,004,353	2,318,611	—	4,322,964	—	99,631	—	366,285
WellCare Health Plans, Inc.[1,3]	2,852,000	—	1,652,000	1,200,000	101,161	85,876	—	—
								3,842,806
Financials 0.00%
CIT Group Inc.[3]	8,038,000	—	3,182,159	4,855,841	31,460	45,942	4,912	—
Energy 1.83%
Concho Resources Inc.[1]	9,803,819	7,402,035	1,000,004	16,205,850	(24,273)	250,025	—	2,222,632
Diamondback Energy, Inc.[5]	2,428,476	5,460,300	57,776	7,831,000	(857)	62,093	1,876	948,177
Cimarex Energy Co.	2,157,056	3,612,944	300,000	5,470,000	7,382	(54,277)	1,711	462,106
Weatherford International PLC[1,3]	47,568,617	30,008,645	48,250,000	29,327,262	(168,902)	125,868	—	—
								3,632,915
Industrials 0.47%
TransDigm Group Inc.[1]	2,605,000	56,000	—	2,661,000	—	286,715	—	931,350
Consumer staples 0.00%
Herbalife Nutrition Ltd.[1,3]	4,718,000	3,885,469	4,938,111	3,665,358	140,737	53,743	—	—
Glanbia PLC[3]	13,168,044	5,132,000	3,744,373	14,555,671	(9,964)	(18,961)	4,885	—
								—
Materials 0.60%
Alcoa Corp.[1,5]	1,165,000	17,205,000	2,420,000	15,950,000	(1,066)	(41,720)	—	712,487
First Quantum Minerals Ltd.	37,773,886	5,529,524	5,676,886	37,626,524	(36,471)	47,199	294	471,989
Ardagh Group SA, Class A3	1,018,438	—	1,018,438	—	(2,376)	216	242	—
								1,184,476
Other 0.06%
Redfin Corp.[1]	—	5,765,790	—	5,765,790	—	(5,796)	—	114,220
Total common stocks								18,899,506
Bonds, notes & other debt instruments 0.00%
Consumer staples 0.00%
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 7.577% 2023[3,6,7,8]	$98,125,000	—	$98,125,000	—	1,314	(1,960)	2,718	—
Total 9.53%					$1,171,247	$7,025,159	$36,956	$18,899,506

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Unaffiliated issuer at 8/31/2018.
[4]	This security changed its name during the reporting period.
[5]	This security was an unaffiliated issuer in its initial period of acquisition at 8/31/2017; it was not publicly disclosed.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically.

Key to abbreviations and symbol

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See Notes to Financial Statements

The Growth Fund of America	9

Financial statements

Statement of assets and liabilities at August 31, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $101,564,752)	$180,050,607
Affiliated issuers (cost: $9,297,590)	18,899,506	$198,950,113
Cash		1,821
Receivables for:
Sales of investments	284,614
Sales of fund’s shares	203,277
Dividends	175,351
Other	2,679	665,921
		199,617,855
Liabilities:
Payables for:
Purchases of investments	931,706
Repurchases of fund’s shares	183,327
Investment advisory services	43,922
Services provided by related parties	57,717
Trustees’ deferred compensation	5,947
Other	49,016	1,271,635
Net assets at August 31, 2018		$198,346,220

Net assets consist of:
Capital paid in on shares of beneficial interest		$93,819,037
Undistributed net investment income		889,529
Undistributed net realized gain		15,593,387
Net unrealized appreciation		88,044,267
Net assets at August 31, 2018		$198,346,220

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,540,242 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$93,649,022	1,662,990		$56.31
Class C	4,952,968	95,328		51.96
Class T	13	—	*	56.34
Class F-1	8,381,349	149,883		55.92
Class F-2	22,225,954	395,101		56.25
Class F-3	4,703,743	83,384		56.41
Class 529-A	9,113,860	163,617		55.70
Class 529-C	1,239,903	23,793		52.11
Class 529-E	350,789	6,369		55.07
Class 529-T	13	—	*	56.32
Class 529-F-1	383,880	6,898		55.65
Class R-1	448,055	8,495		52.74
Class R-2	2,303,898	43,237		53.29
Class R-2E	185,633	3,363		55.21
Class R-3	6,727,721	122,001		55.14
Class R-4	8,390,827	150,411		55.79
Class R-5E	295,814	5,286		55.97
Class R-5	3,430,313	60,876		56.35
Class R-6	31,562,465	559,210		56.44

*	Amount less than one thousand.

See Notes to Financial Statements

10	The Growth Fund of America

Statement of operations for the year ended August 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $45,104; also includes $34,238 from affiliates)	$1,883,439
Interest (includes $2,718 from affiliates)	220,609	$2,104,048
Fees and expenses*:
Investment advisory services	488,852
Distribution services	389,719
Transfer agent services	153,794
Administrative services	56,516
Reports to shareholders	4,310
Registration statement and prospectus	2,514
Trustees’ compensation	1,437
Auditing and legal	270
Custodian	3,783
Other	7,136	1,108,331
Net investment income		995,717

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	17,777,750
Affiliated issuers	1,171,247
Currency transactions	(8,034)	18,940,963
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $46,184):
Unaffiliated issuers	11,413,764
Affiliated issuers	7,025,159
Currency translations	1,978	18,440,901
Net realized gain and unrealized appreciation		37,381,864

Net increase in net assets resulting from operations		$38,377,581

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31
	2018	2017
Operations:
Net investment income	$995,717	$974,958
Net realized gain	18,940,963	10,284,808
Net unrealized appreciation	18,440,901	16,356,263
Net increase in net assets resulting from operations	38,377,581	27,616,029

Dividends and distributions paid to shareholders:
Dividends from net investment income	(893,740)	(832,842)
Distributions from net realized gain on investments	(10,936,822)	(8,329,166)
Total dividends and distributions paid to shareholders	(11,830,562)	(9,162,008)

Net capital share transactions	5,389,151	2,341,237

Total increase in net assets	31,936,170	20,795,258

Net assets:
Beginning of year	166,410,050	145,614,792
End of year (including undistributed net investment income: $889,529 and $761,572, respectively)	$198,346,220	$166,410,050

See Notes to Financial Statements

The Growth Fund of America	11

Notes to financial statements

1. Organization

The Growth Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

12	The Growth Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The Growth Fund of America	13

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2018 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$56,327,006	$—	$—	$56,327,006
Consumer discretionary	40,163,097	—	—	40,163,097
Health care	29,028,584	—	29,924	29,058,508
Financials	14,552,540	—	—	14,552,540
Energy	12,765,264	—	—	12,765,264
Industrials	10,014,969	—	—	10,014,969
Consumer staples	5,764,512	—	—	5,764,512
Materials	4,991,464	—	—	4,991,464
Other	2,350,204	—	—	2,350,204
Miscellaneous	6,625,941	38,717	—	6,664,658
Preferred securities	621,232	—	—	621,232
Rights & warrants	290,286	—	—	290,286
Convertible stocks	—	—	115,393	115,393
Short-term securities	—	15,270,980	—	15,270,980
Total	$183,495,099	$15,309,697	$145,317	$198,950,113

*	Securities with a value of $12,348,595,000, which represented 6.23% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

14	The Growth Fund of America

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2018, the fund reclassified $187,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $26,167,000 from undistributed net realized gain to undistributed net investment income and $869,551,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

The Growth Fund of America	15

As of August 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$909,161
Undistributed long-term capital gains	15,661,721
Gross unrealized appreciation on investments	89,504,522
Gross unrealized depreciation on investments	(1,498,770)
Net unrealized appreciation on investments	88,005,752
Cost of investments	110,944,361

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2018				Year ended August 31, 2017
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$405,167		$5,241,927	$5,647,094	$417,499	$4,216,644	$4,634,143
Class B1					—	5,716	5,716
Class C	—		319,004	319,004	—	288,379	288,379
Class T2	—	[3]	1	1	—	—	—
Class F-1	32,562		524,945	557,507	43,579	482,570	526,149
Class F-2	123,484		1,116,400	1,239,884	104,611	750,183	854,794
Class F-3[4]	26,606		209,182	235,788	—	—	—
Class 529-A	36,563		507,083	543,646	31,754	363,317	395,071
Class 529-B1					—	1,160	1,160
Class 529-C	—		81,098	81,098	—	89,389	89,389
Class 529-E	642		20,336	20,978	761	15,850	16,611
Class 529-T2	—	[3]	1	1	—	—	—
Class 529-F-1	2,081		19,943	22,024	1,749	13,817	15,566
Class R-1	—		28,327	28,327	—	25,190	25,190
Class R-2	—		142,367	142,367	—	124,368	124,368
Class R-2E	245		7,933	8,178	170	2,473	2,643
Class R-3	9,591		416,332	425,923	15,059	367,017	382,076
Class R-4	36,447		522,245	558,692	42,380	436,297	478,677
Class R-5E	339		3,036	3,375	151	942	1,093
Class R-5	26,711		230,057	256,768	27,991	196,269	224,260
Class R-6	193,302		1,546,605	1,739,907	147,138	949,585	1,096,723
Total	$893,740		$10,936,822	$11,830,562	$832,842	$8,329,166	$9,162,008

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of average daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2018, the investment advisory services fee was $488,852,000, which was equivalent to an annualized rate of 0.267% of average daily net assets.

16	The Growth Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The Growth Fund of America	17

For the year ended August 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$210,234	$ 83,820		$ 8,765		Not applicable
Class C	48,390	4,645		2,427		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	21,326	10,080		4,274		Not applicable
Class F-2	Not applicable	17,891		9,537		Not applicable
Class F-3	Not applicable	178		1,886		Not applicable
Class 529-A	18,775	6,858		4,177		$5,533
Class 529-C	13,460	1,205		683		906
Class 529-E	1,648	173		167		221
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	279		170		225
Class R-1	4,378	434		219		Not applicable
Class R-2	16,595	7,693		1,113		Not applicable
Class R-2E	856	278		71		Not applicable
Class R-3	33,281	9,923		3,341		Not applicable
Class R-4	20,776	8,254		4,160		Not applicable
Class R-5E	Not applicable	176		69		Not applicable
Class R-5	Not applicable	1,810		1,819		Not applicable
Class R-6	Not applicable	97		13,638		Not applicable
Total class-specific expenses	$389,719	$153,794		$56,516		$6,885

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,437,000 in the fund’s statement of operations reflects $496,000 in current fees (either paid in cash or deferred) and a net increase of $941,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2018.

18	The Growth Fund of America

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2018

Class A	$5,502,651	104,651		$5,561,150	112,415		$(11,378,834)	(218,253)	$(315,033)	(1,187)
Class C	656,864	13,505		315,027	6,863		(1,429,390)	(29,572)	(457,499)	(9,204)
Class T	—	—		—	—		—	—	—	—
Class F-1	1,137,926	21,902		546,300	11,115		(3,118,072)	(60,006)	(1,433,846)	(26,989)
Class F-2	6,547,853	124,891		1,192,783	24,170		(4,343,650)	(83,096)	3,396,986	65,965
Class F-3	2,015,700	38,596		229,873	4,647		(776,117)	(14,813)	1,469,456	28,430
Class 529-A	1,262,352	24,301		543,452	11,100		(1,116,517)	(21,433)	689,287	13,968
Class 529-C	132,429	2,725		81,079	1,761		(799,809)	(16,373)	(586,301)	(11,887)
Class 529-E	29,284	572		20,975	432		(54,582)	(1,061)	(4,323)	(57)
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	80,035	1,544		22,019	451		(58,585)	(1,123)	43,469	872
Class R-1	37,007	750		28,287	607		(97,053)	(1,974)	(31,759)	(617)
Class R-2	446,761	8,975		142,212	3,021		(744,699)	(15,087)	(155,726)	(3,091)
Class R-2E	76,446	1,489		8,178	168		(28,331)	(555)	56,293	1,102
Class R-3	909,182	17,751		424,816	8,749		(2,081,945)	(40,689)	(747,947)	(14,189)
Class R-4	1,066,828	20,600		558,360	11,390		(2,544,799)	(49,470)	(919,611)	(17,480)
Class R-5E	277,124	5,263		3,374	69		(35,861)	(682)	244,637	4,650
Class R-5	519,521	9,976		256,038	5,181		(1,532,293)	(29,330)	(756,734)	(14,173)
Class R-6	6,116,630	117,235		1,738,541	35,136		(2,957,370)	(56,457)	4,897,801	95,914
Total net increase (decrease)	$26,814,593	514,726		$11,672,465	237,275		$(33,097,907)	(639,974)	$5,389,151	112,027

Year ended August 31, 2017

Class A	$5,300,813	117,059		$4,560,109	106,970		$(12,747,405)	(281,511)	$(2,886,483)	(57,482)
Class B3	416	10		5,673	140		(206,330)	(4,910)	(200,241)	(4,760)
Class C	612,781	14,479		283,426	7,109		(1,696,584)	(40,157)	(800,377)	(18,569)
Class T4	10	—	[2]	—	—		—	—	10	— [2]
Class F-1	1,272,487	28,302		514,201	12,139		(2,731,925)	(60,173)	(945,237)	(19,732)
Class F-2	6,732,244	148,618		819,188	19,261		(5,336,520)	(117,222)	2,214,912	50,657
Class F-3[5]	2,716,887	58,395		—	—		(163,764)	(3,441)	2,553,123	54,954
Class 529-A	628,057	14,015		394,994	9,353		(828,768)	(18,316)	194,283	5,052
Class 529-B3	182	4		1,160	29		(42,302)	(1,014)	(40,960)	(981)
Class 529-C	133,152	3,139		89,321	2,233		(241,792)	(5,661)	(19,319)	(289)
Class 529-E	25,855	582		16,611	397		(41,544)	(929)	922	50
Class 529-T4	10	—	[2]	—	—		—	—	10	— [2]
Class 529-F-1	58,213	1,295		15,561	369		(45,624)	(1,011)	28,150	653
Class R-1	34,589	808		25,164	623		(125,456)	(2,934)	(65,703)	(1,503)
Class R-2	411,918	9,514		124,234	3,044		(760,860)	(17,596)	(224,708)	(5,038)
Class R-2E	71,043	1,603		2,643	62		(9,245)	(205)	64,441	1,460
Class R-3	1,022,182	22,937		380,953	9,092		(2,140,299)	(48,294)	(737,164)	(16,265)
Class R-4	1,322,873	29,387		478,459	11,319		(2,374,586)	(52,777)	(573,254)	(12,071)
Class R-5E	37,127	824		1,092	26		(10,321)	(214)	27,898	636
Class R-5	624,661	13,779		223,576	5,251		(1,158,325)	(25,626)	(310,088)	(6,596)
Class R-6	5,996,512	130,497		1,095,526	25,698		(3,031,016)	(66,985)	4,061,022	89,210
Total net increase (decrease)	$27,002,012	595,247		$9,031,891	213,115		$(33,692,666)	(748,976)	$2,341,237	59,386

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

The Growth Fund of America	19

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $47,868,795,000 and $55,192,328,000, respectively, during the year ended August 31, 2018.

20	The Growth Fund of America

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class A:
8/31/2018	$48.81	$.28	$10.70	$10.98	$(.25)	$(3.23)	$(3.48)	$56.31	23.49%		$93,649		.62%		.53%
8/31/2017	43.47	.29	7.83	8.12	(.25)	(2.53)	(2.78)	48.81	19.60		81,221		.64		.64
8/31/2016	43.31	.24	3.58	3.82	(.27)	(3.39)	(3.66)	43.47	9.31		74,847		.66		.57
8/31/2015	46.70	.23	.61	.84	(.17)	(4.06)	(4.23)	43.31	2.12		72,321		.65		.51
8/31/2014	39.93	.17	9.49	9.66	(.14)	(2.75)	(2.89)	46.70	25.00		73,975		.66		.39
Class C:
8/31/2018	45.39	(.13)	9.93	9.80	—	(3.23)	(3.23)	51.96	22.54		4,953		1.42		(.28)
8/31/2017	40.69	(.07)	7.30	7.23	—	(2.53)	(2.53)	45.39	18.63		4,745		1.44		(.17)
8/31/2016	40.80	(.09)	3.37	3.28	—	(3.39)	(3.39)	40.69	8.47		5,009		1.46		(.23)
8/31/2015	44.41	(.12)	.57	.45	—	(4.06)	(4.06)	40.80	1.29		5,480		1.45		(.29)
8/31/2014	38.27	(.17)	9.06	8.89	—	(2.75)	(2.75)	44.41	23.99		6,232		1.45		(.41)
Class T:
8/31/2018	48.84	.38	10.72	11.10	(.37)	(3.23)	(3.60)	56.34	23.76	[3]	—	[4]	.42	[3]	.73 [3]
8/31/2017[5,6]	45.38	.18	3.28	3.46	—	—	—	48.84	7.62	[3,7]	—	[4]	.18	[3,7]	.38 [3,7]
Class F-1:
8/31/2018	48.47	.24	10.64	10.88	(.20)	(3.23)	(3.43)	55.92	23.43		8,381		.69		.45
8/31/2017	43.20	.26	7.77	8.03	(.23)	(2.53)	(2.76)	48.47	19.50		8,574		.70		.57
8/31/2016	43.05	.22	3.57	3.79	(.25)	(3.39)	(3.64)	43.20	9.28		8,494		.71		.52
8/31/2015	46.40	.20	.61	.81	(.10)	(4.06)	(4.16)	43.05	2.07		8,273		.70		.46
8/31/2014	39.69	.15	9.43	9.58	(.12)	(2.75)	(2.87)	46.40	24.93		10,569		.69		.36
Class F-2:
8/31/2018	48.76	.39	10.69	11.08	(.36)	(3.23)	(3.59)	56.25	23.76		22,226		.42		.74
8/31/2017	43.45	.38	7.81	8.19	(.35)	(2.53)	(2.88)	48.76	19.83		16,049		.43		.84
8/31/2016	43.29	.33	3.59	3.92	(.37)	(3.39)	(3.76)	43.45	9.57		12,100		.44		.79
8/31/2015	46.71	.33	.60	.93	(.29)	(4.06)	(4.35)	43.29	2.35		10,723		.43		.73
8/31/2014	39.95	.27	9.48	9.75	(.24)	(2.75)	(2.99)	46.71	25.27		8,637		.43		.62
Class F-3:
8/31/2018	48.90	.44	10.71	11.15	(.41)	(3.23)	(3.64)	56.41	23.86		4,704		.33		.84
8/31/2017[5,8]	44.36	.30	4.24	4.54	—	—	—	48.90	10.24	[7]	2,687		.34	[9]	1.08 [9]

Class 529-A:
8/31/2018	48.33	.24	10.59	10.83	(.23)	(3.23)	(3.46)	55.70	23.41		9,114		.70		.46
8/31/2017	43.08	.25	7.75	8.00	(.22)	(2.53)	(2.75)	48.33	19.50		7,233		.71		.57
8/31/2016	42.95	.20	3.56	3.76	(.24)	(3.39)	(3.63)	43.08	9.23		6,229		.74		.48
8/31/2015	46.35	.19	.61	.80	(.14)	(4.06)	(4.20)	42.95	2.04		5,849		.73		.43
8/31/2014	39.66	.13	9.42	9.55	(.11)	(2.75)	(2.86)	46.35	24.89		5,799		.74		.31

See end of table for footnotes.

The Growth Fund of America	21

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
8/31/2018	$45.54	$(.16)	$9.96	$9.80	$—	$(3.23)	$(3.23)	$52.11	22.46%		$1,240		1.46%		(.34)%
8/31/2017	40.83	(.09)	7.33	7.24	—	(2.53)	(2.53)	45.54	18.59		1,625		1.48		(.21)
8/31/2016	40.96	(.11)	3.37	3.26	—	(3.39)	(3.39)	40.83	8.39		1,469		1.52		(.29)
8/31/2015	44.58	(.15)	.59	.44	—	(4.06)	(4.06)	40.96	1.27		1,421		1.51		(.35)
8/31/2014	38.43	(.20)	9.10	8.90	—	(2.75)	(2.75)	44.58	23.91		1,440		1.52		(.47)
Class 529-E:
8/31/2018	47.81	.11	10.48	10.59	(.10)	(3.23)	(3.33)	55.07	23.11		351		.94		.21
8/31/2017	42.65	.14	7.67	7.81	(.12)	(2.53)	(2.65)	47.81	19.20		307		.95		.32
8/31/2016	42.54	.10	3.53	3.63	(.13)	(3.39)	(3.52)	42.65	8.99		272		.98		.25
8/31/2015	45.94	.08	.60	.68	(.02)	(4.06)	(4.08)	42.54	1.79		260		.98		.18
8/31/2014	39.34	.03	9.33	9.36	(.01)	(2.75)	(2.76)	45.94	24.57		263		.99		.06
Class 529-T:
8/31/2018	48.83	.35	10.72	11.07	(.35)	(3.23)	(3.58)	56.32	23.70	[3]	—	[4]	.47	[3]	.68 [3]
8/31/2017[5,6]	45.38	.17	3.28	3.45	—	—	—	48.83	7.60	[3,7]	—	[4]	.20	[3,7]	.37 [3,7]
Class 529-F-1:
8/31/2018	48.28	.35	10.58	10.93	(.33)	(3.23)	(3.56)	55.65	23.69		384		.47		.68
8/31/2017	43.04	.35	7.74	8.09	(.32)	(2.53)	(2.85)	48.28	19.76		291		.49		.79
8/31/2016	42.92	.29	3.55	3.84	(.33)	(3.39)	(3.72)	43.04	9.46		231		.52		.70
8/31/2015	46.33	.29	.59	.88	(.23)	(4.06)	(4.29)	42.92	2.26		211		.51		.65
8/31/2014	39.64	.23	9.41	9.64	(.20)	(2.75)	(2.95)	46.33	25.16		200		.52		.53
Class R-1:
8/31/2018	46.04	(.14)	10.07	9.93	—	(3.23)	(3.23)	52.74	22.50		448		1.42		(.28)
8/31/2017	41.23	(.07)	7.41	7.34	—	(2.53)	(2.53)	46.04	18.65		419		1.43		(.16)
8/31/2016	41.29	(.08)	3.41	3.33	—	(3.39)	(3.39)	41.23	8.49		438		1.43		(.20)
8/31/2015	44.88	(.11)	.58	.47	—	(4.06)	(4.06)	41.29	1.33		483		1.42		(.27)
8/31/2014	38.64	(.16)	9.15	8.99	—	(2.75)	(2.75)	44.88	24.02		542		1.43		(.38)
Class R-2:
8/31/2018	46.47	(.13)	10.18	10.05	—	(3.23)	(3.23)	53.29	22.55		2,304		1.41		(.27)
8/31/2017	41.60	(.07)	7.47	7.40	—	(2.53)	(2.53)	46.47	18.63		2,153		1.42		(.15)
8/31/2016	41.62	(.07)	3.44	3.37	—	(3.39)	(3.39)	41.60	8.53		2,137		1.40		(.18)
8/31/2015	45.17	(.08)	.59	.51	—	(4.06)	(4.06)	41.62	1.42		2,246		1.35		(.19)
8/31/2014	38.85	(.14)	9.21	9.07	—	(2.75)	(2.75)	45.17	24.10		2,496		1.38		(.33)
Class R-2E:
8/31/2018	48.00	.02	10.52	10.54	(.10)	(3.23)	(3.33)	55.21	22.90		185		1.12		.04
8/31/2017	42.92	.08	7.70	7.78	(.17)	(2.53)	(2.70)	48.00	19.02		108		1.12		.18
8/31/2016	43.09	.07	3.55	3.62	(.40)	(3.39)	(3.79)	42.92	8.89		34		1.11		.17
8/31/2015	46.70	.10	.65	.75	(.30)	(4.06)	(4.36)	43.09	1.92	[3]	—	[4]	.96	[3]	.22 [3]
8/31/2014[5,10]	46.70	—	—	—	—	—	—	46.70	—		—	[4]	—		—

22	The Growth Fund of America

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class R-3:
8/31/2018	$47.86	$.09	$10.49	$10.58	$(.07)	$(3.23)	$(3.30)	$55.14	23.06%		$6,728		.97%		.17%
8/31/2017	42.68	.13	7.68	7.81	(.10)	(2.53)	(2.63)	47.86	19.18		6,518		.98		.30
8/31/2016	42.55	.10	3.53	3.63	(.11)	(3.39)	(3.50)	42.68	8.99		6,507		.98		.24
8/31/2015	45.94	.08	.60	.68	(.01)	(4.06)	(4.07)	42.55	1.79		7,226		.97		.19
8/31/2014	39.33	.03	9.34	9.37	(.01)	(2.75)	(2.76)	45.94	24.60		8,325		.98		.07
Class R-4:
8/31/2018	48.38	.24	10.63	10.87	(.23)	(3.23)	(3.46)	55.79	23.46		8,391		.67		.47
8/31/2017	43.13	.27	7.76	8.03	(.25)	(2.53)	(2.78)	48.38	19.54		8,123		.68		.59
8/31/2016	42.99	.22	3.56	3.78	(.25)	(3.39)	(3.64)	43.13	9.29		7,762		.68		.54
8/31/2015	46.38	.22	.60	.82	(.15)	(4.06)	(4.21)	42.99	2.11		7,149		.67		.48
8/31/2014	39.68	.16	9.42	9.58	(.13)	(2.75)	(2.88)	46.38	24.97		7,835		.68		.37
Class R-5E:
8/31/2018	48.55	.42	10.59	11.01	(.36)	(3.23)	(3.59)	55.97	23.72		296		.45		.79
8/31/2017	43.34	.38	7.77	8.15	(.41)	(2.53)	(2.94)	48.55	19.78		31		.47		.83
8/31/2016[5,11]	45.73	.22	1.21	1.43	(.43)	(3.39)	(3.82)	43.34	3.60	[7]	—	[4]	.56	[9]	.70	[9]
Class R-5:
8/31/2018	48.84	.40	10.72	11.12	(.38)	(3.23)	(3.61)	56.35	23.81		3,430		.37		.77
8/31/2017	43.50	.41	7.82	8.23	(.36)	(2.53)	(2.89)	48.84	19.90		3,665		.38		.90
8/31/2016	43.33	.35	3.60	3.95	(.39)	(3.39)	(3.78)	43.50	9.64		3,551		.39		.84
8/31/2015	46.73	.35	.60	.95	(.29)	(4.06)	(4.35)	43.33	2.40		4,982		.38		.78
8/31/2014	39.96	.29	9.49	9.78	(.26)	(2.75)	(3.01)	46.73	25.33		5,450		.38		.67
Class R-6:
8/31/2018	48.91	.44	10.72	11.16	(.40)	(3.23)	(3.63)	56.44	23.88		31,562		.32		.83
8/31/2017	43.57	.43	7.83	8.26	(.39)	(2.53)	(2.92)	48.91	19.95		22,661		.33		.95
8/31/2016	43.40	.37	3.60	3.97	(.41)	(3.39)	(3.80)	43.57	9.68		16,299		.33		.89
8/31/2015	46.80	.37	.61	.98	(.32)	(4.06)	(4.38)	43.40	2.45		13,594		.33		.83
8/31/2014	40.02	.31	9.50	9.81	(.28)	(2.75)	(3.03)	46.80	25.39		12,407		.33		.72

	Year ended August 31
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	28%	25%	31%	29%	26%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for a period that is less than a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	Class F-3 shares began investment operations on January 27, 2017.
[9]	Annualized.
[10]	Class R-2E shares began investment operations on August 29, 2014.
[11]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

The Growth Fund of America	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Growth Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

October 10, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

24	The Growth Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2018, through August 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Growth Fund of America	25

	Beginning account value 3/1/2018	Ending account value 8/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,080.36	$3.20	.61%
Class A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class C – actual return	1,000.00	1,076.25	7.38	1.41
Class C – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class T – actual return	1,000.00	1,081.62	2.20	.42
Class T – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class F-1 – actual return	1,000.00	1,080.15	3.62	.69
Class F-1 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-2 – actual return	1,000.00	1,081.52	2.20	.42
Class F-2 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class F-3 – actual return	1,000.00	1,082.11	1.73	.33
Class F-3 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 529-A – actual return	1,000.00	1,080.08	3.67	.70
Class 529-A – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-C – actual return	1,000.00	1,075.97	7.59	1.45
Class 529-C – assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class 529-E – actual return	1,000.00	1,078.77	4.87	.93
Class 529-E – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-T – actual return	1,000.00	1,081.40	2.47	.47
Class 529-T – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 529-F-1 – actual return	1,000.00	1,081.22	2.47	.47
Class 529-F-1 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 – actual return	1,000.00	1,076.11	7.43	1.42
Class R-1 – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 – actual return	1,000.00	1,076.35	7.33	1.40
Class R-2 – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2E – actual return	1,000.00	1,077.92	5.81	1.11
Class R-2E – assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class R-3 – actual return	1,000.00	1,078.43	5.03	.96
Class R-3 – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 – actual return	1,000.00	1,080.37	3.51	.67
Class R-4 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5E – actual return	1,000.00	1,081.56	2.36	.45
Class R-5E – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-5 – actual return	1,000.00	1,081.81	1.94	.37
Class R-5 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-6 – actual return	1,000.00	1,082.07	1.68	.32
Class R-6 – assumed 5% return	1,000.00	1,023.59	1.63	.32

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2018:

Long-term capital gains	$11,513,938,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$83,738,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

26	The Growth Fund of America

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The Growth Fund of America	27

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28	The Growth Fund of America

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The Growth Fund of America	29

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30	The Growth Fund of America

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The Growth Fund of America	31

Approval of Investment Advisory and Service Agreement

The Growth Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to provide growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth Funds Index, the Lipper Large-Cap Core Funds Index, the Lipper Large-Cap Growth Funds Index and Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placing greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to or in line with the results of these indexes for all time periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	The Growth Fund of America

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The Growth Fund of America	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Louise H. Bryson, 1944	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2010	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	3	None
Christopher E. Stone, 1956	2010	Former President, Open Society Foundations	6	None

Ronald P. Badie and William H. Kling retired from the fund on December 31, 2017. The trustees thank Mr. Badie and Mr. Kling for their wise counsel, outstanding service and dedication to the fund.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Michael T. Kerr, 1959 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company	1	None
Donald D. O’Neal, 1960 Co-President	1995	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	The Growth Fund of America

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Christopher D. Buchbinder, 1971 Co-President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Anne-Marie Peterson, 1972 Co-President	2016	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 1953 Executive Vice President	2012	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Brad A. Barrett, 1977 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Martin Romo, 1967 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; President and Director, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]
Walter R. Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mark L. Casey, 1970 Vice President	2016	Partner — Capital International Investors, Capital Research and Management Company
Barry S. Crosthwaite, 1958 Vice President	2010	Partner — Capital International Investors, Capital Research and Management Company
Jacinto J. Hernandez, 1978 Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Lawrence R. Solomon, 1962 Vice President	2014	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[7]
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2018	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[7]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Brad A. Barrett, Jacinto J. Hernandez and Anne-Marie Peterson, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

The Growth Fund of America	35

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	The Growth Fund of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2018, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	GFA

Registrant:
a) Audit Fees:

2017	$127,000
2018	$116,000

b) Audit-Related Fees:
2017	$54,000
2018	$35,000

c) Tax Fees:
2017	$9,000
2018	$13,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,324,000
2018	$546,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,528,000 for fiscal year 2017 and $594,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®
Investment portfolio
August 31, 2018
Common stocks 92.09% Information technology 28.40%	Shares	Value (000)
Alphabet Inc., Class C1	5,375,762	$6,548,699
Alphabet Inc., Class A1	2,978,670	3,669,126
Facebook, Inc., Class A1	45,623,900	8,017,488
Microsoft Corp.	59,984,100	6,738,014
Broadcom Inc.	13,797,488	3,022,064
Mastercard Inc., Class A	13,055,200	2,814,179
ASML Holding NV (New York registered)	6,758,000	1,385,728
ASML Holding NV	5,637,728	1,149,387
Taiwan Semiconductor Manufacturing Co., Ltd.	147,735,000	1,231,325
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,743,800	381,230
ServiceNow, Inc.[1]	7,951,766	1,561,409
Activision Blizzard, Inc.	19,793,300	1,427,097
Visa Inc., Class A	9,670,100	1,420,441
Alibaba Group Holding Ltd. (ADR)[1]	7,939,100	1,389,422
Samsung Electronics Co., Ltd.	26,602,000	1,157,855
Samsung Electronics Co., Ltd., nonvoting preferred	4,940,000	176,183
Arista Networks, Inc.[1]	3,555,431	1,063,003
Square, Inc., Class A1	10,859,000	962,542
Intel Corp.	19,630,000	950,681
FleetCor Technologies, Inc.[1]	4,369,700	933,980
QUALCOMM Inc.	11,161,000	766,872
Applied Materials, Inc.	14,771,000	635,448
Accenture PLC, Class A	3,548,000	599,860
Fiserv, Inc.[1]	7,190,000	575,703
Worldpay, Inc., Class A1	5,491,803	534,847
TE Connectivity Ltd.	5,618,000	515,058
Amphenol Corp., Class A	5,384,279	509,245
Jack Henry & Associates, Inc.	3,145,000	498,294
Paycom Software, Inc.[1,2]	3,135,516	486,381
Skyworks Solutions, Inc.	5,067,398	462,653
Workday, Inc., Class A1	2,689,800	415,682
Hexagon AB, Class B	6,718,102	399,039
CommScope Holding Co., Inc.[1,2]	12,327,945	390,672
Apple Inc.	1,523,100	346,703
Xilinx, Inc.	4,250,000	330,777
Intuit Inc.	1,460,845	320,612
Autodesk, Inc.[1]	2,075,000	320,276
Qorvo, Inc.[1]	3,958,243	317,016
Symantec Corp.	15,240,237	307,243
salesforce.com, inc.[1]	1,650,000	251,922
Analog Devices, Inc.	1,856,000	183,466
Keyence Corp.	324,000	183,389
Murata Manufacturing Co., Ltd.	1,042,000	179,919
Texas Instruments Inc.	1,525,300	171,444
VeriSign, Inc.[1]	1,028,628	163,151
NVIDIA Corp.	545,000	152,971
Nintendo Co., Ltd.	367,700	132,903
The Growth Fund of America — Page 1 of 8

Common stocks Information technology (continued)	Shares	Value (000)
Adobe Systems Inc.[1]	464,900	$122,506
Finisar Corp.[1]	2,603,000	53,101
		56,327,006
Consumer discretionary 20.25%
Amazon.com, Inc.[1]	6,277,056	12,633,893
Netflix, Inc.[1,2]	22,453,371	8,255,655
Home Depot, Inc.	17,839,890	3,581,715
NIKE, Inc., Class B	32,604,890	2,680,122
Booking Holdings Inc.[1]	752,470	1,468,483
Charter Communications, Inc., Class A1	4,322,200	1,341,611
Comcast Corp., Class A	26,958,900	997,210
Lowe’s Companies, Inc.	8,433,000	917,089
CBS Corp., Class B	15,450,000	819,159
Marriott International, Inc., Class A	5,779,687	730,957
Twenty-First Century Fox, Inc., Class A	15,994,400	726,146
Tesla, Inc.[1]	2,243,000	676,623
Ulta Beauty, Inc.[1]	2,165,000	562,900
Sony Corp.	9,400,000	537,046
Grupo Televisa, SAB, ordinary participation certificates (ADR)	29,146,000	524,919
Aramark	9,325,000	383,071
ServiceMaster Global Holdings, Inc.[1]	5,438,000	327,748
Norwegian Cruise Line Holdings Ltd.[1]	5,265,000	282,257
Discovery, Inc., Class A1	10,010,115	278,581
Naspers Ltd., Class N	1,171,000	260,239
MGM Resorts International	8,395,000	243,371
BorgWarner Inc.	5,155,700	225,665
LKQ Corp.[1]	6,490,000	224,035
McDonald’s Corp.	1,356,000	219,984
Hermès International	326,000	211,982
Viacom Inc., Class B	6,043,669	176,959
Viacom Inc., Class A	139,328	4,695
D.R. Horton, Inc.	4,000,000	178,040
Domino’s Pizza, Inc.	326,000	97,331
Luxottica Group SpA	1,305,000	86,524
Paddy Power Betfair PLC	710,000	64,694
Toll Brothers, Inc.	1,700,000	61,591
Publicis Groupe SA	951,530	61,078
Sturm, Ruger & Co., Inc.[2]	932,460	61,030
ProSiebenSat.1 Media SE	2,062,000	54,308
ITV PLC	25,663,476	53,451
Lennar Corp., Class A	955,000	49,345
zooplus AG, non-registered shares[1]	236,395	38,882
AutoNation, Inc.[1]	500,000	22,675
Altice Europe NV, Class A1	6,000,000	18,052
Newell Brands Inc.	825,825	17,937
Altice USA, Inc., Class A	337,277	6,044
		40,163,097
Health care 14.65%
UnitedHealth Group Inc.	20,674,205	5,550,197
AbbVie Inc.	28,716,441	2,756,204
Illumina, Inc.[1,2]	7,357,441	2,610,641
Thermo Fisher Scientific Inc.	9,082,000	2,171,506
Abbott Laboratories	30,824,531	2,060,312
The Growth Fund of America — Page 2 of 8

Common stocks Health care (continued)	Shares	Value (000)
Regeneron Pharmaceuticals, Inc.[1]	2,994,500	$1,218,013
Amgen Inc.	5,990,840	1,197,030
Humana Inc.	3,498,000	1,165,743
Boston Scientific Corp.[1]	28,275,000	1,005,459
Stryker Corp.	5,447,725	923,008
Teva Pharmaceutical Industries Ltd. (ADR)	39,963,533	915,564
Vertex Pharmaceuticals Inc.[1]	4,855,557	895,365
Gilead Sciences, Inc.	11,464,540	868,210
Bluebird Bio, Inc.[1,2]	5,144,860	865,880
BioMarin Pharmaceutical Inc.[1]	8,565,515	856,380
Aetna Inc.	3,704,171	741,834
Express Scripts Holding Co.[1]	6,938,914	610,763
Centene Corp.[1]	3,284,236	481,075
Hologic, Inc.[1]	10,935,000	434,775
Ultragenyx Pharmaceutical Inc.[1,2]	4,322,964	366,285
WellCare Health Plans, Inc.[1]	1,200,000	363,084
PerkinElmer, Inc.	1,935,000	178,852
Johnson & Johnson	1,319,296	177,696
Mettler-Toledo International Inc.[1]	300,000	175,338
ResMed Inc.	1,510,000	168,229
Grifols, SA, Class B, preferred nonvoting, non-registered shares	7,740,000	164,411
athenahealth, Inc.[1]	693,500	106,730
Acerta Pharma BV1,3,4,5	273,779,325	29,924
		29,058,508
Financials 7.34%
Berkshire Hathaway Inc., Class A1	6,971	2,201,442
Berkshire Hathaway Inc., Class B1	4,634,508	967,314
Wells Fargo & Co.	25,915,000	1,515,509
American International Group, Inc.	25,242,273	1,342,132
JPMorgan Chase & Co.	6,692,000	766,769
BlackRock, Inc.	1,524,000	730,087
Capital One Financial Corp.	7,030,000	696,603
CME Group Inc., Class A	3,636,672	635,436
Goldman Sachs Group, Inc.	2,629,300	625,274
HDFC Bank Ltd.	15,740,408	457,435
HDFC Bank Ltd. (ADR)	1,612,000	163,247
AIA Group Ltd.	69,937,000	603,247
Chubb Ltd.	3,190,093	431,428
First Republic Bank	3,964,200	402,723
Charles Schwab Corp.	7,592,300	385,613
Legal & General Group PLC	111,984,892	369,200
Arch Capital Group Ltd.[1]	11,137,000	340,458
PNC Financial Services Group, Inc.	2,300,000	330,142
KKR & Co. Inc., Class A	11,630,893	303,334
Onex Corp.	3,941,205	282,740
CIT Group Inc.	4,855,841	263,381
Federal Home Loan Mortgage Corp.[1]	90,556,079	136,740
Bank of Ireland Group PLC	14,006,667	114,458
Royal Bank of Canada	1,424,000	113,112
MarketAxess Holdings Inc.	580,000	110,096
SVB Financial Group[1]	322,000	103,925
Fannie Mae[1]	37,884,270	58,721
Morgan Stanley	1,060,000	51,760
The Growth Fund of America — Page 3 of 8

Common stocks Financials (continued)	Shares	Value (000)
Willis Towers Watson PLC	229,200	$33,754
Fifth Third Bancorp	559,300	16,460
		14,552,540
Energy 6.43%
EOG Resources, Inc.	26,445,908	3,126,700
Concho Resources Inc.[1,2]	16,205,850	2,222,632
Pioneer Natural Resources Co.	6,024,000	1,052,393
Diamondback Energy, Inc.[2]	7,831,000	948,177
Noble Energy, Inc.	20,179,716	599,741
ConocoPhillips	8,000,000	587,440
Schlumberger Ltd.	8,381,484	529,374
Halliburton Co.	12,743,000	508,318
Cimarex Energy Co.[2]	5,470,000	462,106
Canadian Natural Resources, Ltd. (CAD denominated)	9,504,710	324,544
Canadian Natural Resources, Ltd.	1,900,000	64,923
Suncor Energy Inc.	9,337,595	384,380
Chevron Corp.	2,700,000	319,842
Reliance Industries Ltd.	17,650,434	308,992
Enbridge Inc. (CAD denominated)	4,596,787	156,784
Enbridge Inc. (CAD denominated)[6]	2,564,213	87,458
Royal Dutch Shell PLC, Class B	2,263,850	74,563
Royal Dutch Shell PLC, Class B (ADR)	928,800	62,583
Royal Dutch Shell PLC, Class A (GBP denominated)	1,595,444	51,741
Royal Dutch Shell PLC, Class A (ADR)	147,930	9,649
Centennial Resource Development, Inc., Class A1,6	7,763,967	149,612
Centennial Resource Development, Inc., Class A1	456,777	8,802
Murphy Oil Corp.	4,474,500	137,949
Plains GP Holdings, LP, Class A	4,423,974	114,050
Cabot Oil & Gas Corp.	4,530,000	107,950
CNX Resources Corp.[1]	6,235,000	99,386
TOTAL SA	1,369,601	85,641
Weatherford International PLC[1]	29,327,262	70,972
Seven Generations Energy Ltd., Class A1	3,309,500	38,953
BP PLC	5,010,753	35,554
CONSOL Energy Inc.[1]	779,375	33,435
Chesapeake Energy Corp.[1]	140,000	620
		12,765,264
Industrials 5.05%
Airbus SE, non-registered shares	9,623,913	1,187,026
CSX Corp.	14,770,000	1,095,343
TransDigm Group Inc.[1,2]	2,661,000	931,350
General Dynamics Corp.	3,031,000	586,195
Ryanair Holdings PLC (ADR)[1]	4,904,158	499,587
J.B. Hunt Transport Services, Inc.	3,784,125	456,933
Union Pacific Corp.	2,872,000	432,581
Old Dominion Freight Line, Inc.	2,783,623	424,224
Rolls-Royce Holdings PLC[1]	31,761,669	413,833
MTU Aero Engines AG	1,736,415	380,736
United Continental Holdings, Inc.[1]	4,132,944	361,302
Delta Air Lines, Inc.	5,930,000	346,786
Textron Inc.	3,925,000	270,943
Lockheed Martin Corp.	800,000	256,328
Fortive Corp.	2,895,000	243,122
The Growth Fund of America — Page 4 of 8

Common stocks Industrials (continued)	Shares	Value (000)
Caterpillar Inc.	1,690,000	$234,657
International Consolidated Airlines Group, SA (CDI)	25,500,000	228,375
Boeing Co.	640,000	219,386
Nidec Corp.	1,500,000	217,420
IDEX Corp.	1,400,000	214,494
ASGN Inc.[1]	2,101,000	194,532
Norfolk Southern Corp.	972,000	168,972
Johnson Controls International PLC	4,442,500	167,793
Northrop Grumman Corp.	460,000	137,305
Nielsen Holdings PLC	3,800,000	98,800
United Technologies Corp.	683,000	89,951
FedEx Corp.	315,000	76,844
BWX Technologies, Inc.	678,100	41,581
Cummins Inc.	272,000	38,570
		10,014,969
Consumer staples 2.91%
Philip Morris International Inc.	18,742,496	1,459,853
Costco Wholesale Corp.	6,008,817	1,400,836
Constellation Brands, Inc., Class A	3,027,000	630,221
British American Tobacco PLC	8,515,169	410,834
British American Tobacco PLC (ADR)	248,299	12,013
Kerry Group PLC, Class A	2,765,824	315,425
Glanbia PLC	14,555,671	245,492
Pernod Ricard SA	1,325,000	209,167
Herbalife Nutrition Ltd.[1]	3,665,358	207,423
Nestlé SA	2,376,000	199,493
Kraft Heinz Co.	3,334,000	194,272
Altria Group, Inc.	2,621,600	153,416
Coca-Cola European Partners plc	3,136,700	133,749
Coca-Cola Co.	2,860,000	127,470
Monster Beverage Corp.[1]	1,065,000	64,848
		5,764,512
Materials 2.52%
DowDuPont Inc.	16,642,435	1,167,134
Alcoa Corp.[1,2]	15,950,000	712,487
Sherwin-Williams Co.	1,210,000	551,252
First Quantum Minerals Ltd.[2]	37,626,524	471,989
Freeport-McMoRan Inc.	32,278,371	453,511
Praxair, Inc.	1,938,161	306,598
Celanese Corp., Series A	2,570,000	300,253
Vale SA, ordinary nominative	10,392,975	136,817
Vale SA, ordinary nominative (ADR)	10,358,013	136,726
PPG Industries, Inc.	1,800,000	198,972
Rio Tinto PLC	3,765,000	178,601
Teck Resources Ltd., Class B	5,599,000	126,181
CF Industries Holdings, Inc.	1,945,000	101,043
BHP Billiton PLC	4,725,000	100,695
Franco-Nevada Corp.	451,229	28,844
Royal Gold, Inc.	267,000	20,361
		4,991,464
The Growth Fund of America — Page 5 of 8

Common stocks Real estate 0.91%	Shares	Value (000)
Equinix, Inc. REIT	1,650,000	$719,615
American Tower Corp. REIT	4,763,117	710,276
Iron Mountain Inc. REIT	5,000,000	180,500
Redfin Corp.[1,2]	5,765,790	114,220
Public Storage REIT	405,000	86,095
		1,810,706
Telecommunication services 0.27%
T-Mobile US, Inc.[1]	5,000,000	330,200
Zayo Group Holdings, Inc.[1]	6,038,600	209,298
		539,498
Miscellaneous 3.36%
Other common stocks in initial period of acquisition		6,664,658
Total common stocks (cost: $94,672,180,000)		182,652,222
Preferred securities 0.31% Financials 0.31%
Fannie Mae, Series S, 8.25% noncumulative[1]	30,241,878	189,012
Fannie Mae, Series T, 8.25% noncumulative[1]	16,836,326	104,385
Fannie Mae, Series O, 7.00% noncumulative[1]	6,592,272	65,659
Fannie Mae, Series R, 7.625% noncumulative[1]	3,695,715	20,326
Fannie Mae, Series P, 4.50% noncumulative[1]	755,000	3,707
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative[1]	35,835,745	227,199
Federal Home Loan Mortgage Corp., Series V, 5.57%[1]	2,031,012	9,749
Federal Home Loan Mortgage Corp., Series X, 6.02% noncumulative[1]	239,000	1,195
Total preferred securities (cost: $692,975,000)		621,232
Rights & warrants 0.14% Financials 0.14%
JP Morgan Chase & Co., warrants, expire 2018[1]	3,716,000	276,136
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		14,150
Total rights & warrants (cost: $113,114,000)		290,286
Convertible stocks 0.06% Consumer discretionary 0.06%
Uber Technologies, Inc., Series F, noncumulative convertible preferred[3,4,5]	2,884,815	115,393
Total convertible stocks (cost: $114,350,000)		115,393
Short-term securities 7.70%	Principal amount (000)
3M Co. 1.96% due 9/24/2018[6]	$50,000	49,935
Apple Inc. 2.08%–2.09% due 9/4/2018–10/23/2018[6]	70,000	69,929
Bank of New York Co., Inc. 1.89% due 9/4/2018	234,100	234,051
CAFCO, LLC 2.26% due 10/25/2018[6]	45,000	44,856
Chariot Funding, LLC 2.06%–2.35% due 9/26/2018–10/18/2018[6]	100,000	99,785
The Growth Fund of America — Page 6 of 8

Short-term securities	Principal amount (000)	Value (000)
CHARTA, LLC 2.25%–2.27% due 10/22/2018–11/7/2018[6]	$75,000	$74,745
Chevron Corp. 2.05%–2.08% due 9/11/2018–9/17/2018[6]	85,000	84,933
Ciesco LLC 2.27% due 10/3/2018[6]	25,000	24,953
Coca-Cola Co. 1.97%–2.09% due 9/19/2018–10/25/2018[6]	170,000	169,731
CRC Funding, LLC 2.27% due 10/12/2018[6]	25,000	24,940
Estée Lauder Companies Inc. 1.99% due 9/27/2018[6]	25,000	24,963
ExxonMobil Corp. 2.01%–2.04% due 9/17/2018–10/15/2018	100,000	99,869
Fannie Mae 2.09% due 11/28/2018	50,000	49,753
Federal Home Loan Bank 1.88%–2.13% due 9/4/2018–1/9/2019	5,924,296	5,909,537
Freddie Mac 1.92%–2.09% due 9/19/2018–1/18/2019	1,143,800	1,139,499
General Dynamics Corp. 2.05% due 10/9/2018[6]	50,000	49,890
Hershey Co. 1.97% due 10/1/2018[6]	50,000	49,915
Honeywell International Inc. 1.97% due 9/12/2018[6]	50,000	49,968
IBM Corp. 1.98% due 9/26/2018[6]	35,000	34,951
IBM Credit LLC 2.15% due 11/6/2018[6]	50,000	49,802
John Deere Capital Corp. 1.96% due 9/14/2018[6]	15,800	15,788
Jupiter Securitization Co., LLC 2.25% due 9/5/2018[6]	62,000	61,983
Merck & Co. Inc. 1.96% due 9/5/2018[6]	50,000	49,987
Pfizer Inc. 2.10%–2.11% due 9/12/2018–10/23/2018[6]	150,000	149,786
Procter & Gamble Co. 1.97% due 9/13/2018[6]	50,000	49,965
Simon Property Group, LP 2.03% due 9/10/2018[6]	20,000	19,989
U.S. Treasury Bills 1.85%–2.22% due 9/6/2018–5/23/2019	6,338,300	6,307,733
United Parcel Service Inc. 1.85%–1.95% due 9/10/2018–9/17/2018[6]	130,000	129,903
Wal-Mart Stores, Inc. 1.96%–1.97% due 9/14/2018–9/26/2018[6]	120,000	119,875
Walt Disney Co. 2.13% due 9/21/2018[6]	30,000	29,966
Total short-term securities (cost: $15,269,723,000)		15,270,980
Total investment securities 100.30% (cost: $110,862,342,000)		198,950,113
Other assets less liabilities (0.30)%		(603,893)
Net assets 100.00%		$198,346,220
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $184,034,000, which represented .09% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,767,608,000, which represented .89% of the net assets of the fund.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Uber Technologies, Inc., Series F, noncumulative convertible preferred	5/22/2015	$114,350	$115,393.06%
Acerta Pharma BV	5/7/2015	15,750	29,924.02
Total private placement securities		$ 130,100	$ 145,317.08%

The Growth Fund of America — Page 7 of 8

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GBP = British pounds
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2018 Capital Group. All rights reserved.
MFGEFPX-005-1018O-S66127	The Growth Fund of America — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of The Growth Fund of America:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of The Growth Fund of America (the “Fund”), as of August 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

October 10, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the The Growth Fund of America’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the The Growth Fund of America’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2018

By _/s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: October 31, 2018